[GRAPHIC]

[PIONEER INVESTMENTS LOGO]

PIONEER VARIABLE CONTRACTS TRUST

PIONEER EQUITY INCOME VCT PORTFOLIO--CLASS I SHARES
                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2001

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS
Pioneer Equity Income VCT Portfolio
  Portfolio and Performance Update                                                    2

  Portfolio Management Discussion                                                     3

  Schedule of Investments                                                             4

  Financial Statements                                                                7

  Notes to Financial Statements                                                      11

  Report of Independent Public Accountants                                           15

  Trustees, Officers and Service Providers                                           16

PIONEER EQUITY INCOME VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 12/31/01

[CHART OF PORTFOLIO DIVERSIFICATION]
(As a percentage of total investment portfolio)

U.S. Common Stocks                                  98%
U.S. Convertible Securities                          2%

[CHART OF SECTOR DISTRIBUTION]
(As a percentage of equity holdings)

Financials                           19.7%
Utilities                            16.6%
Energy                               11.8%
Health Care                          11.0%
Communication Services               10.4%
Capital Goods                         8.6%
Consumer Staples                      8.6%
Consumer Cyclicals                    5.0%
Basic Materials                       3.4%
Technology                            2.8%
Transportation                        2.1%

--------------------------------------------------------------------------------
FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1. ChevronTexaco Corp.                                              4.72%
   2. SBC Communications, Inc.                                         3.49
   3. Exxon Mobil Corp.                                                3.43
   4. Verizon Communications, Inc.                                     2.94
   5. Schering-Plough Corp.                                            2.88

Holdings will vary for other periods.
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS

                                                 12/31/01        12/31/00
Net Asset Value per Share                         $18.40          $21.28

DISTRIBUTIONS PER SHARE         INCOME         SHORT-TERM        LONG-TERM
(12/31/00 - 12/31/01)           DIVIDENDS      CAPITAL GAINS     CAPITAL GAINS
                                $0.357         $     -           $1.064

--------------------------------------------------------------------------------
PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER EQUITY INCOME VCT PORTFOLIO at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART OF PERFORMANCE OF A $10,000 INVESTMENT]

           Pioneer Equity Income VCT
             Portfolio*                  S&P 500 Index
  3/1/95        $   10,000               $   10,000
                $   10,990               $   11,315
12/31/95        $   12,362               $   12,943
                $   12,881               $   14,247
12/31/96        $   14,240               $   15,906
                $   16,867               $   19,182
12/31/97        $   19,257               $   21,208
                $   21,635               $   24,956
12/31/98        $   23,455               $   27,256
                $   25,207               $   30,620
12/31/99        $   23,739               $   32,978
                $   23,677               $   32,831
12/31/00        $   27,264               $   29,976
                $   26,176               $   27,976
12/31/01        $   25,364               $   26,427

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

AVERAGE ANNUAL
TOTAL RETURNS
(As of December 31, 2001)

NET ASSET VALUE*
Life-of-Portfolio                   14.58%
(3/1/95)
5 Years                             12.24%
1 Year                              -6.97%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

PORTFOLIO MANAGEMENT DISCUSSION 12/31/01

In the following discussion, John Carey, the portfolio manager of Pioneer Equity Income VCT Portfolio discusses the factors that affected the Portfolio's performance over the past year.

Q: PLEASE DISCUSS THE RESULTS OF THE PORTFOLIO OVER THE YEAR.

A: It was a difficult year in the stock market. Pioneer Equity Income VCT
   Portfolio declined by 6.97%, at net asset value, over the twelve months ended December 31. The Standard & Poor's 500 declined 11.84% for the same period.

   Thus, our Portfolio achieved better results than the broad market as measured by the S&P. Nevertheless, it was a bear-market year, one in which share prices weakened with the economy. Making matters worse, of course, were the terrible events of September 11, namely the attack on the United States that led in its immediate aftermath to sharp drops in consumer, business, and investor confidence.

Q: WHAT SPECIFIC FACTORS HELPED OR HURT PERFORMANCE DURING THE PAST YEAR?

A: We were gratified that Pioneer Equity Income VCT Portfolio held up relatively well during a year that was so rough for the market. Surely our focus on conservatively valued, dividend-paying stocks stood us in good stead at a time when the market was jittery about over-priced stocks. It was a very different market from that of a couple of years ago, when it seemed that only the faintest sign or the merest whiff of sales or earnings growth was enough to send the market into paroxysms of enthusiasm and table-pounding, strong buy recommendations.

   The broad market rally was obviously beneficial to the Portfolio's performance. However, aside from that, our stock picks in the industrial sector added to performance. Both PACCAR and GORMAN-RUPP performed well. Our underweight consumer staples also helped, as the sector underperformed the market.

   The main contributor to performance during the year as a whole was our underweighting technology stocks, as the sector typically does not offer us many dividend-paying stocks. As telecommunication services companies sold off after their strong third quarter rally, our overweighting in this dividend-paying sector also hurt. Although our underweighting in the health care sector in general served us well, several of our stock picks witnessed declines. MERCK, BRISTOL-MEYERS and SCHERING-PLOUGH were disappointments.

Q: WHAT RECENT CHANGES HAVE YOU MADE IN PORTFOLIO HOLDINGS?

A: Recently we have been moving the Portfolio into position to take part fully in the economic rebound we believe will occur in the next year. Accordingly, we have increased weightings in basic materials, capital goods, and energy since last year. Additions in recent months include, in basic materials, AIR PRODUCTS & CHEMICALS, DOW CHEMICAL, and PPG INDUSTRIES (also a chemical company); in capital goods, BOEING; and, in energy, PHILLIPS PETROLEUM. We have also modestly increased our weighting in financial services with our recent additions of MERRILL LYNCH and WASHINGTON MUTUAL.

Q: WHAT ELSE WOULD YOU LIKE TO SAY ABOUT THE OUTLOOK FOR 2002?

A: From an investment point of view, we are proceeding with extra caution. But the operative word as always for us is proceeding. That is, we are going about our daily work of studying companies and evaluating their stocks. We are thinking about the stock market and ways to build a winning strategy for our stock investments. We believe that fiscal and monetary policies for an economic recovery are in place. We also feel that dividend-paying stock investing will play a larger role in investors' portfolios, and think that the market will provide us with ample opportunities in this arena.

 SCHEDULE OF INVESTMENTS 12/31/01

   SHARES                                                            VALUE
           CONVERTIBLE PREFERRED STOCKS - 2.5%
           CONSUMER STAPLES - 0.8%
           BROADCASTING (CABLE/TELEVISION/RADIO) - 0.8%
   27,000  Cox Communication, Inc.,
           7.00%, 08/16/02                                    $  1,489,590
                                                              ------------
           TOTAL CONSUMER STAPLES                             $  1,489,590
                                                              ------------
           TECHNOLOGY - 0.6%
           SERVICES (DATA PROCESSING) - 0.6%
   17,000  Electronic Data, 7.625%, 8/17/04                   $    956,250
                                                              ------------
           TOTAL TECHNOLOGY                                   $    956,250
                                                              ------------
           TRANSPORTATION - 1.1%
           RAILROADS - 1.1%
   27,000  Union Pacific Capital Trust, 6.25%,
           04/01/28 (144A)                                    $  1,282,500
   15,300  Union Pacific Capital Trust,
           6.25%, 4/01/28                                          726,750
                                                              ------------
                                                              $  2,009,250
                                                              ------------
           TOTAL TRANSPORTATION                               $  2,009,250
                                                              ------------
           TOTAL CONVERTIBLE PREFERRED STOCKS
           (Cost $4,244,217)                                  $  4,455,090
                                                              ------------

           COMMON STOCK - 97.5%
           BASIC MATERIALS - 3.4%
           CHEMICALS - 1.7%
   23,000  Air Products & Chemicals, Inc.                     $  1,078,930
   23,000  Dow Chemical Co.                                        776,940
   26,441  E.I. du Pont de Nemours and Co.                       1,124,007
                                                              ------------
                                                              $  2,979,877
                                                              ------------

           CHEMICALS (DIVERSIFIED) - 0.7%
   23,000  PPG Industries, Inc.                               $  1,189,560
                                                              ------------

           IRON & STEEL - 0.6%

   19,000  NUCOR CORP.                                        $  1,002,440
   15,450  Roanoke Electric Steel Corp.                            213,210
                                                              ------------
                                                              $  1,215,650
                                                              ------------

           PAPER & FOREST PRODUCTS - 0.4%
   25,000  Mead Corp.                                         $    772,250
                                                              ------------
           TOTAL BASIC MATERIALS                              $  6,157,337

           CAPITAL GOODS - 8.6%
           AEROSPACE/DEFENSE - 0.9%
   25,000  Boeing Co.                                         $    969,500
    8,500  General Dynamics Corp.                                  676,940
                                                              ------------
                                                              $  1,646,440
                                                              ------------

           ELECTRICAL EQUIPMENT - 0.7%
   23,000  Emerson Electric Co.                               $  1,313,300
                                                              ------------

           MACHINERY (DIVERSIFIED) - 1.3%
    7,000  Gorman-Rupp Co.                                    $    187,950
   35,000  Ingersoll-Rand Co.                                    1,463,350
   35,000  The Timken Co.                                          566,300
                                                              ------------
                                                              $  2,217,600
                                                              ------------

           MANUFACTURING (DIVERSIFIED) - 2.5%
   10,000  Illinois Tool Works, Inc.                          $    677,200
   26,000  Johnson Controls, Inc.                                2,099,500
    7,500  Minnesota Mining and Manufacturing Co.                  886,575
   12,500  United Technologies Corp.                               807,875
                                                              ------------
                                                              $  4,471,150
                                                              ------------

           MANUFACTURING (SPECIALIZED) - 0.6%
   26,400  Diebold, Inc.                                      $  1,067,616
                                                              ------------
           TRUCKS & PARTS - 2.6%
   70,500  Paccar, Inc.                                       $  4,626,210
                                                              ------------
           TOTAL CAPITAL GOODS                                $ 15,342,316
                                                              ------------

           COMMUNICATION SERVICES - 10.4%
           TELECOMMUNICATIONS (LONG DISTANCE) - 0.9%
   78,000  Sprint Corp.                                       $  1,566,240
                                                              ------------
           TELEPHONE - 9.5%
   31,944  Alltel Corp.                                       $  1,971,903
   92,400  BellSouth Corp.                                       3,525,060
  159,331  SBC Communications, Inc.                              6,240,995
  110,770  Verizon Communications, Inc.                          5,257,144
                                                              ------------
                                                              $ 16,995,102
                                                              ------------
           TOTAL COMMUNICATION SERVICES                       $ 18,561,342
                                                              ------------

           CONSUMER CYCLICALS - 5.0%
           AUTOMOBILES - 2.3%
  117,460  Ford Motor Corp.                                   $  1,846,471
   45,000  General Motors Corp.                                  2,187,000
                                                              ------------
                                                              $  4,033,471
                                                              ------------

           PUBLISHING - 1.4%
   39,200  McGraw-Hill Co., Inc.                              $  2,390,416
                                                              ------------
           PUBLISHING (NEWSPAPERS) - 0.4%
   17,000  Tribune Co.                                        $    636,310
                                                              ------------

           RETAIL (DEPARTMENT STORES) - 0.2%
   10,825  May Department Stores Co.                          $    400,309
                                                              ------------

   The accompanying notes are an integral part of these financial statements.

                                        4

   SHARES                                                            VALUE
           RETAIL (GENERAL MERCHANDISE) - 0.3%
   12,000  Sears, Roebuck and Co.                             $    571,680
                                                              ------------

           SERVICES (ADVERTISING/MARKETING) - 0.4%
   26,700  The Interpublic Group of Companies, Inc.           $    788,718
                                                              ------------
           TOTAL CONSUMER CYCLICALS                           $  8,820,904
                                                              ------------

           CONSUMER STAPLES - 7.8%
           BEVERAGES (NON-ALCOHOLIC) - 1.5%
   54,800  PepsiCo, Inc.                                      $  2,668,212
                                                              ------------

           ENTERTAINMENT - 1.7%
  122,200  Cedar Fair, L.P.                                   $  3,029,338
                                                              ------------

           FOODS - 3.4%
   42,800  Campbell Soup Co.                                  $  1,278,436
   25,000  General Mills, Inc.                                   1,300,250
   62,100  H.J. Heinz Co., Inc.                                  2,553,552
   43,000  Sara Lee Corp.                                          955,890
                                                              ------------
                                                              $  6,088,128
                                                              ------------

           HOUSEHOLD PRODUCTS (NON-DURABLES) - 1.2%
   38,000  Colgate-Palmolive Co.                              $  2,194,500
                                                              ------------
           TOTAL CONSUMER STAPLES                             $ 13,980,178
                                                              ------------

           ENERGY - 11.8%
           OIL (DOMESTIC INTEGRATED) - 3.6%
  125,919  Conoco, Inc.                                       $  3,563,508
   47,000  Phillips Petroleum Co.                                2,832,220
                                                              ------------
                                                              $  6,395,728
                                                              ------------

           OIL (INTERNATIONAL INTEGRATED) - 8.2%

   94,175  Chevrontexaco Corp.                                $  8,439,022
  155,966  Exxon Mobil Corp.                                     6,129,464
                                                              ------------
                                                              $ 14,568,486
                                                              ------------
           TOTAL ENERGY                                       $ 20,964,214
                                                              ------------

           FINANCIALS - 19.7%
           BANKS (MAJOR REGIONAL) - 7.7%
   68,249  Fifth Third Bancorp                                $  4,202,773
   84,400  Mellon Bank Corp.                                     3,175,128

   84,500  National City Corp.                                   2,470,780
   70,800  SouthTrust Corp.                                      1,746,636
   49,913  Wells Fargo Co.                                       2,168,720
                                                              ------------
                                                              $ 13,764,037
                                                              ------------

           BANKS (REGIONAL) - 1.2%
   58,700  First Tennessee National Corp.                     $  2,128,462
                                                              ------------

           INSURANCE (PROPERTY-CASUALTY) - 3.4%
   39,000  Chubb Corp.                                        $  2,691,000
   35,000  Safeco Corp.                                          1,090,250
   51,200  St. Paul Companies, Inc.                              2,251,264
                                                              ------------
                                                              $  6,032,514
                                                              ------------

           INVESTMENT BANK/BROKERAGE - 1.8%
   40,500  A.G. Edwards, Inc.                                 $  1,788,885
   29,000  Merrill Lynch & Co., Inc.                             1,511,480
                                                              ------------
                                                              $  3,300,365
                                                              ------------

           INVESTMENT MANAGEMENT - 4.2%
   81,200  Alliance Capital Management L.P.                   $  3,923,584
   16,000  Eaton Vance Corp.                                       568,800
   86,700  T. Rowe Price Associates, Inc.                        3,011,091
                                                              ------------
                                                              $  7,503,475
                                                              ------------

           REAL ESTATE - 1.0%
   57,000  Equity Office Properties Trust                     $  1,714,560
                                                              ------------

           SAVINGS & LOAN COMPANIES - 0.4%
   23,000  Washington Mutual, Inc.                            $    752,100
                                                              ------------
           TOTAL FINANCIALS                                   $ 35,195,513
                                                              ------------

           HEALTH CARE - 11.0%
           HEALTH CARE (DIVERSIFIED) - 5.4%
   82,600  Abbott Laboratories                                $  4,604,950
   45,800  Bristol-Myers Squibb Co.                              2,335,800
   47,000  Johnson & Johnson                                     2,777,700
                                                              ------------
                                                              $  9,718,450
                                                              ------------

           HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 4.9 %
   12,000  Eli Lilly & Co.                                    $    942,480
   45,300  Merck & Co., Inc.                                     2,663,640
  143,400  Schering-Plough Corp.                                 5,135,154
                                                              ------------
                                                              $  8,741,274
                                                              ------------

           HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 0.7%
   37,000  Becton, Dickinson & Co.                            $  1,226,550
                                                              ------------
           TOTAL HEALTH CARE                                  $ 19,686,274
                                                              ------------

           TECHNOLOGY - 2.2%
           COMPUTER (HARDWARE) - 1.8%
    6,500  Hewlett-Packard Co.                                $    133,510
   25,900  IBM Corp.                                             3,132,864
                                                              ------------
                                                              $  3,266,374
                                                              ------------

   The accompanying notes are an integral part of these financial statements.

                                        5

   SHARES                                                            VALUE
           PHOTOGRAPHY/IMAGING - 0.4%
   24,400  Eastman Kodak Co.                                  $    718,092
                                                              ------------
           TOTAL TECHNOLOGY                                   $  3,984,466
                                                              ------------

           TRANSPORTATION - 1.0%
           RAILROADS - 1.0%
   25,700  Burlington Northern, Inc.                          $    733,221
   41,200  Norfolk Southern Corp.                                  755,196
   15,000  Philadelphia Suburban Corp.                             338,250
                                                              ------------
                                                              $  1,826,667
                                                              ------------
           TOTAL TRANSPORTATION                               $  1,826,667
                                                              ------------

           UTILITIES - 16.6%
           ELECTRIC COMPANIES - 10.6%
   53,000  American Electric Power Co., Inc.                  $  2,307,090
   73,000  Allegheny Energy, Inc.                                2,644,060
  136,000  Constellation Energy Group                            3,610,800
   80,300  DPL, Inc.                                             1,933,624
  100,000  Duke Energy Corp.                                     3,926,000
   87,000  Great Plains Energy, Inc.                             2,192,400
   50,000  NSTAR                                                 2,242,500
                                                              ------------
                                                              $ 18,856,474
                                                              ------------

           NATURAL GAS - 5.0%
   49,200  NICOR, Inc.                                        $  2,048,688
   99,600  KeySpan Energy Corp.                                  3,451,140
  100,600  Questar Corp.                                         2,520,030
   33,200  Vectren Corp.                                           796,136
                                                              ------------
                                                              $  8,815,994
                                                              ------------

           POWER PRODUCERS (INDEPENDENT) - 0.3%
   25,000  Consol Energy Inc.                                 $    621,000
                                                              ------------

           WATER UTILITIES - 0.7%
   32,000  American Water Works Co., Inc.                     $  1,336,000
                                                              ------------
           TOTAL UTILITIES                                    $ 29,629,468
                                                              ------------
           TOTAL COMMON STOCK
           (Cost $145,677,855)                                $174,148,679
                                                              ------------
           TOTAL INVESTMENT IN SECURITIES
           (Cost $149,922,072)                                $178,603,769
                                                              ------------

*     Non-income producing security.
144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2001, the value of these securities amounted to $1,282,500 or 0.70% of total net assets.

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY INCOME VCT PORTFOLIO

FINANCIAL HIGHLIGHTS 12/31/01

                                                                    YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                     12/31/01      12/31/00     12/31/99     12/31/98     12/31/97
CLASS I
Net asset value, beginning of year                                  $    21.28    $    20.72   $    21.44  $     18.14   $   13.73
                                                                    ----------    ----------   ----------  -----------   ----------
Increase (decrease) from investment operations:
   Net investment income (loss)                                     $     0.40        $ 0.51   $     0.42  $      0.39   $    0.35
   Net realized and unrealized gain (loss) on investments                (1.86)         2.28        (0.15)        3.52        4.44
                                                                    ----------    ----------   ----------  -----------   ---------
    Net increase (decrease) from investment operations              $    (1.46)   $     2.79   $     0.27  $      3.91   $    4.79
Distributions to shareowners:
   Net investment income                                                 (0.36)        (0.49)       (0.41)       (0.39)      (0.37)
   Net realized gain                                                     (1.06)        (1.74)       (0.58)       (0.22)      (0.01)
                                                                    ----------    ----------   ----------  -----------   ----------
   Net increase (decrease) in net asset value                       $    (2.88)   $     0.56   $    (0.72) $      3.30   $    4.41
                                                                    ----------    ----------   ----------  -----------   ----------
Net asset value, end of year                                        $    18.40    $    21.28   $    20.72  $     21.44   $   18.14
                                                                    ----------    ----------   ----------  -----------   ----------
Total return*                                                            (6.97)%       14.85%        1.21%       21.80%      35.23%
Ratio of net expenses to average net assets+                              0.75%         0.71%        0.70%        0.71%       0.77%
Ratio of net investment income (loss) to average net assets+              2.07%         2.40%        1.97%        2.04%       2.31%

Portfolio turnover rate                                                     13%           13%          23%          19%         15%
Net assets, end of year (in thousands)                              $  164,019    $  181,920   $  226,379  $   203,976   $ 124,213
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                           0.75%         0.71%        0.70%        0.71%       0.77%
   Net investment income (loss)                                           2.07%         2.40%        1.97%        2.04%       2.31%
Ratios assuming waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                           0.75%         0.71%        0.70%        0.71%       0.77%
   Net investment income (loss)                                           2.07%         2.40%        1.97%        2.04%       2.31%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
+  Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

BALANCE SHEET 12/31/01

ASSETS:
  Investment in securities, at value (cost $149,922,072)                        $ 178,603,769
  Cash  6,982,342
  Receivables -
   Investment securities sold                                                         311,861
   Fund shares sold                                                                   472,629
   Dividends, interest and foreign taxes withheld                                     237,797
   Collateral for securities loaned, at fair value                                    736,000
  Other                                                                                10,761
                                                                                -------------
      Total assets                                                              $ 187,355,159
                                                                                -------------
LIABILITIES:
  Payables -
   Investment securities purchased                                              $   4,456,921
   Fund shares repurchased                                                             50,403
   Upon return for securities loaned                                                  736,000
  Due to affiliates                                                                   102,423
  Accrued expenses                                                                     42,559
                                                                                -------------
      Total liabilities                                                         $   5,388,306
                                                                                -------------
NET ASSETS:
  Paid-in capital                                                               $ 158,938,857
  Accumulated net investment income (loss)                                            638,155
  Accumulated undistributed net realized gain (loss)                               (6,291,856)
  Net unrealized gain (loss) on Investments                                        28,681,697
                                                                                -------------
      Total net assets                                                          $ 181,966,853
                                                                                -------------
NET ASSET VALUE PER SHARE:

  CLASS I:
  (Unlimited number of shares authorized)
   Net assets                                                                   $ 164,019,037
   Shares outstanding                                                               8,915,651
                                                                                -------------
   Net asset value per share                                                    $       18.40

  CLASS II:
  (Unlimited number of shares authorized)
   Net assets                                                                   $  17,947,816
   Shares outstanding                                                                 970,924
                                                                                -------------
   Net asset value per share                                                    $       18.49

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

                                                                                     YEAR
                                                                                    ENDED
                                                                                   12/31/01
INVESTMENT INCOME:
  Dividends                                                                     $   4,893,737
  Interest                                                                            186,165
  Income on securities loaned, net                                                        254
                                                                                -------------
      Total investment income                                                   $   5,080,156
                                                                                -------------

EXPENSES:
  Management fees                                                               $   1,170,155
  Transfer agent fees                                                                   3,088
  Distribution fees (Class II)                                                         33,535
  Administrative fees                                                                  29,583
  Custodian fees                                                                       68,491
  Professional fees                                                                    17,235
  Printing                                                                             51,248
  Fees and expenses of nonaffiliated trustees                                           7,028
  Miscellaneous                                                                         8,737
                                                                                -------------
     Total expenses                                                             $   1,389,100
                                                                                -------------
        Net investment income (loss)                                            $   3,691,056
                                                                                -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
  Net realized gain (loss) from Investments                                     $  (6,665,510)
  Change in net unrealized gain or loss from Investments                        $ (10,488,128)
                                                                                -------------
  Net gain (loss)  on investments                                               $ (17,153,638)
                                                                                =============
  Net increase (decrease) in net assets resulting from operations               $ (13,462,582)
                                                                                =============

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                  YEAR               YEAR
                                                                 ENDED              ENDED
                                                                12/31/01           12/31/00
FROM OPERATIONS:
Net investment income                                       $    3,691,056      $   4,509,740
Net realized gain (loss) on investments                         (6,665,510)         9,709,950
Change in net unrealized gain or loss
   on investments                                              (10,488,128)         9,311,714
                                                            --------------      -------------
     Net increase (decrease) in net assets
       resulting from operations                            $  (13,462,582)     $  23,531,404
                                                            --------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                                  $   (3,052,837)     $  (4,384,763)
   Class II                                                       (223,207)           (89,833)
Net realized gain
   Class I                                                      (8,849,466)       (15,066,697)
   Class II                                                       (722,538)          (187,560)
                                                            --------------      -------------
     Total distributions to shareowners                     $  (12,848,048)     $ (19,728,853)
                                                            --------------      -------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $   27,638,919      $  11,927,576
Reinvestment of distributions                                   12,848,045         19,728,856
Cost of shares repurchased                                     (22,585,604)       (71,639,851)
                                                            --------------      -------------
     Net increase (decrease) in net assets
       resulting from fund share transactions                   17,901,360        (39,983,419)
                                                            --------------      -------------
     Net decrease in net assets                             $   (8,409,270)     $ (36,180,868)
                                                            --------------      -------------

NET ASSETS:
Beginning of period                                            190,376,123        226,556,991
                                                            --------------      -------------
End of period                                               $  181,966,853      $ 190,376,123
                                                            ==============      =============
Accumulated net investment income,
   end of period                                            $      638,155      $     859,955
                                                            ==============      =============

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS 12/31/01

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Variable Contracts Trust (the Trust) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust consists of twenty separate portfolios (collectively, the Portfolios, individually the Portfolio) as follows:

DIVERSIFIED PORTFOLIOS:

   Pioneer Emerging Markets VCT Portfolio
     (Emerging Markets Portfolio)
   Pioneer Global Financials VCT Portfolio
     (Global Financials Portfolio)
   Pioneer Europe VCT Portfolio
     (Europe Portfolio)
   Pioneer International Value VCT Portfolio
     (International Value Portfolio)
     (formerly International Growth)
   Pioneer Small Cap Value VCT Portfolio
     (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio
     (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio
     (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio
     (Growth Shares Portfolio)
   Pioneer Fund VCT Portfolio
     (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio
     (Equity Income Portfolio)
   Pioneer Balanced VCT Portfolio
     (Balanced Portfolio)
   Pioneer Strategic Income VCT Portfolio
     (Strategic Income Portfolio)
   Pioneer Swiss Franc Bond VCT Portfolio
     (Swiss Franc Bond Portfolio)
   Pioneer America Income VCT Portfolio
     (America Income Portfolio)
   Pioneer Money Market VCT Portfolio
     (Money Market Portfolio)

NON-DIVERSIFIED PORTFOLIOS:

   Pioneer Global Health Care VCT Portfolio
     (Global Health Care Portfolio)
   Pioneer Global Telecoms VCT Portfolio
     (Global Telecoms Portfolio)
   Pioneer Science & Technology VCT Portfolio
     (Science & Technology Portfolio)
   Pioneer Real Estate Growth VCT Portfolio
     (Real Estate Growth Portfolio)
   Pioneer High Yield VCT Portfolio
     (High Yield Portfolio)

Shares of each Portfolio may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

The investment objective of Equity Income Portfolio is to seek current income as well as long-term capital growth.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

   Security transactions are recorded as of trade date. Net asset value for the Portfolio is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they are traded, are determined as of such times. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

   Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Temporary cash investments are valued at amortized cost.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. FOREIGN CURRENCY TRANSLATION

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. FORWARD FOREIGN CURRENCY CONTRACTS

   The Portfolio is authorized to enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

D. FEDERAL INCOME TAXES

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with Federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2001, the Portfolio reclassified $278 and $636,812 from paid in capital and accumulated net investment income, respectively, to accumulated net realized loss on investment. The reclassification has no impact on the net asset value of the Portfolio and is designed to present the Portfolio's capital accounts on a tax basis.

   The following shows the tax character of distributions paid during the years ended December 31, 2001 and December 31, 2000 as well as the components of distributable earnings (accumulated losses) on a tax basis as of December 31, 2001. These amounts do not include the capital loss carryforward detailed below.

   The difference between book basis and tax-basis

                                           EQUITY
                                           INCOME
                                          PORTFOLIO
                                            2001           2000
---------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
 Ordinary Income                         $ 3,276,478    $ 4,326,967
 Long- Term capital gain                   9,571,570     15,401,886
                                         -----------    -----------
                                         $12,848,048    $19,728,853
 Return of Capital                                 -              -
                                         -----------    -----------
   Total Distributions                   $12,848,048    $19,728,853
                                         -----------    -----------
 DISTRIBUTABLE EARNINGS
 (ACCUMULATED LOSSES):
 Undistributed ordinary income           $    82,260
 Undistributed long-term gain                      -
 Unrealized appreciation/depreciation     29,437,592
                                         -----------
   Total                                 $29,519,852
                                         ===========

   primarily to the tax deferral of losses on wash sales. At December 31, 2001, the Portfolio had a capital loss carryforward of $6,100,217 which will expire in 2009 if not utilized.

E. PORTFOLIO SHARES

   The Portfolio records sales and repurchases of its shares as of trade date. Dividends and distributions to shareowners are recorded on the ex-dividend date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a majority owned indirect subsidiary of UniCredito Italiano S.p.A (UniCredito Italiano), $1,378,830 in commissions on the sale of trust shares for the year ended December 31, 2001.

F. SECURITIES LENDING

   The Portfolio loans securities in its portfolio to certain brokers, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and records unrealized gains or losses in the fair value of the securities loaned that may occur during the term of the loan. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and cash collateral at period end are disclosed on the balance sheet. As of December 31, 2001, the Portfolio loaned securities having a fair value of approximately $676,890 and received collateral of $736,000 for the loan.

G. REPURCHASE AGREEMENTS

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodians. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

PIM manages the Portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2001, $102,091 was payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a majority owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $332 in transfer agent fees payable to PIMSS at December 31, 2001.

4. DISTRIBUTION PLANS

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares.

5. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2001, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                        GROSS            GROSS         NET APPRECIATION/
                                      TAX COST      APPRECIATION      DEPRECIATION      (DEPRECIATION)
--------------------------------------------------------------------------------------------------------
 Equity Income Portfolio             $149,166,177    $35,891,399      (6,453,807)        $29,437,592

6. PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2001, were $31,485,289 and $22,956,238, respectively.

7. CAPITAL SHARES

At December 31, 2001, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                      '01 SHARES      '01 AMOUNT        '00 SHARES      '00 AMOUNT
--------------------------------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO
CLASS I:
Shares sold                              711,763   $  13,502,824           201,887    $  4,035,740
Reinvestment of distributions            628,538      11,902,303         1,013,981      19,451,459
Shares repurchased                      (974,658)    (18,688,020)       (3,593,530)    (71,244,782)
                                     -------------------------------------------------------------------
 Net increase (decrease)                 365,643   $   6,717,107        (2,377,662)   $(47,757,583)
                                     ===================================================================
CLASS II:
Shares sold                              729,249   $  14,136,095           392,360    $  7,891,836
Reinvestment of distributions             49,723         945,742            14,230         277,397
Shares repurchased                      (203,757)     (3,897,584)          (19,428)       (395,069)
                                     -------------------------------------------------------------------
  Net increase                           575,215   $  11,184,253           387,162    $  7,774,164
                                     ===================================================================

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS
TRUST:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Equity Income VCT Portfolio (one of the portfolios constituting the Pioneer Variable Contracts Trust) as of December 31, 2001, and the related statement of operations, the statements of changes in net assets and the Class II financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Pioneer Equity Income VCT Portfolio as of December 31, 2001, the results of its operations, the changes in its net assets, and the Class II financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 8, 2002

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr

SHAREHOLDER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

TRUSTEES AND OFFICERS
The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers of the Fund are listed below, together with their principal occupations during the past five years. Trustees who are deemed interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee or director of each of the 59 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. (Pioneer) serves as investment adviser (the Pioneer Funds). The address for all Trustees who are interested persons and all officers of the Fund is 60 State Street, Boston Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's trustees and is available upon request, without charge, by calling 1-800-225-6292.

INTERESTED TRUSTEES

NAME, AGE AND ADDRESS    POSITION HELD             TERM OF OFFICE/LENGTH OF SERVICE     PRINCIPAL OCCUPATION DURING PAST FIVE YEARS

John F.Cogan, Jr.(75)*   Chairman of the Board,    Trustee since 1994.                  Deputy Chairman and a  Global Asset
                         Trustee and President     Serves until retirement or           Management S.p.A. ("PGAM"); Non-Executive
                                                   removal.                             Chairman and a Director of Pioneer
                                                                                        Investment Management USA Inc. ("PIM-USA");
                                                                                        Chairman and a Director of Pioneer;President
                                                                                        of all of the Pioneer Funds; and Of Counsel
                                                                                        (since  2000, Partner  prior  to 2000), Hale
                                                                                        and Dorr LLP (counsel to PIM- USA and the
                                                                                        Pioneer Funds)
------------------------------------------------------------------------------------------------------------------------------------
Daniel T. Geraci (44)**  Trustee and               Trustee since October, 2001.         Director and CEO-US of PGAM since November
                         Executive Vice President  Serves until retirement or           2001; Director, Chief Executive Officer and
                                                   removal.                             President of PIM-USA since October 2001;
                                                                                        Director of Pioneer Funds Distributor, Inc.
                                                                                        and Pioneer Investment Management
                                                                                        Shareholder Services, Inc. since October
                                                                                        2001; President and a Director of Pioneer
                                                                                        and Pioneer International Corporation since
                                                                                        October 2001; Executive Vice President of
                                                                                        all of the Pioneer Funds since October 2001;
                                                                                        President of Fidelity Private Wealth
                                                                                        Management Group from 2000 through October
                                                                                        2001; and Executive Vice President --
                                                                                        Distribution and Marketing of Fidelity
                                                                                        Investments Institutional Services and
                                                                                        Fidelity Investments Canada Ltd. prior
                                                                                        to 2000
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND ADDRESS        OTHER DIRECTORSHIPS HELD
John F.Cogan, Jr.(75)*       Director of Harbor Global
                             Company, Ltd.
--------------------------------------------------------------------------------
Daniel T. Geraci (44)**      None
--------------------------------------------------------------------------------

* Mr. Cogan is an interested trustee because he is an officer or director of the Fund's investment advisor and certain of its affiliates.
**Mr. Geraci is an interested trustee because he is an officer, director and employee of the Fund's investment advisor and certain of its affiliates.

                                       16

NAME, AGE AND ADDRESS        POSITION HELD         TERM OF OFFICE/LENGTH OF SERVICE     PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Mary K. Bush (53)            Trustee               Trustee since 2000.                  President, Bush & Co. (international
4201 Cathedral Avenue, NW,                         Serves until retirement or           financial advisory firm)
Washington, DC, 20016                              removal.
------------------------------------------------------------------------------------------------------------------------------------
Richard H. Egdahl, M.D.(75)  Trustee               Trustee since 1995.                  Alexander Graham Bell Professor of Health
Boston University Healthcare                       Serves until retirement or           Care Entrepreneurship, Boston University;
Entrepreneurship Program,                          removal.                             Professor of Management, Boston University
53 Bay State Road,                                                                      School of Management; Professor of Public
Boston, MA 02215                                                                        Health, Boston University School of Public
                                                                                        Health; Professor of Surgery, Boston
                                                                                        University School of Medicine; University
                                                                                        Professor, Boston University
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (54)    Trustee               Trustee since 2000.                  Founding Director, The Winthrop Group, Inc.
1001 Sherbrooke Street West,                       Serves until retirement or           (consulting firm); Professor of Management,
Montreal, Quebec, Canada                           removal.                             Faculty of Management, McGill University
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (53)     Trustee               Trustee since 1995.                  President, Newbury, Piret & Company, Inc.
One Boston Place, 26th Floor,                      Serves until retirement or           (merchant banking firm)
Boston, MA 02108                                   removal.
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (73)         Trustee               Trustee since 1995.                  Of Counsel, Sullivan & Cromwell (law firm)
125 Broad Street,                                  Serves until retirement or
New York, NY 10004                                 removal.
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (65)           Trustee               Trustee since 2000.                  President, John Winthrop & Co., Inc.
One North Adgers Wharf                             Serves until retirement or           (private investment firm)
Charleston, SC 29401
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS HELD
Mary K. Bush (53)                Director and/or Trustee of Brady Corporation
4201 Cathedral Avenue, NW,       (industrial identification and specialty coated
Washington, DC, 20016            material products manufacturer), Mastec Inc.
                                 (communications and energy infrastructure),
                                 Mortgage Guaranty Insurance Corporation,
                                 R.J. Reynolds Tobacco Holdings, Inc. (tobacco)
                                 and Student Loan Marketing Association
                                 (secondary marketing of student loans)
--------------------------------------------------------------------------------
Richard H. Egdahl, M.D.(75)      None
Boston University Healthcare
Entrepreneurship Program,
53 Bay State Road,
Boston, MA 02215
--------------------------------------------------------------------------------
Margaret B.W. Graham (54)        None
1001 Sherbrooke Street West,
Montreal, Quebec, Canada
--------------------------------------------------------------------------------
Marguerite A. Piret (53)         Director, Organogenesis Inc.
One Boston Place, 26th Floor,    (tissue engineering company)
Boston, MA 02108
--------------------------------------------------------------------------------
Stephen K. West (73)             Director, Dresdner RCM Global Strategic Income
125 Broad Street,                Fund, Inc. and The Swiss Helvetia Fund, Inc
New York, NY 10004               (closed-end investment companies),
                                 AMVESCAP PLC (investment managers) and
                                 First ING Life Insurance Company of New York
--------------------------------------------------------------------------------
John Winthrop (65)               Director of NUI Corp. (energy sales,
One North Adgers Wharf           services and distribution)
Charleston, SC 29401
--------------------------------------------------------------------------------

                                       17

FUND OFFICERS

NAME, AGE AND ADDRESS        POSITION HELD         TERM OF OFFICE/LENGTH OF SERVICE     PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Joseph P. Barri (55)         Secretary             Since 1994. Serves at the            Partner, Hale and Dorr, LLP; Secretary of
                                                   discretion of Board.                 each Pioneer fund
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (54)     Assistant Secretary   Since 2000. Serves at the            Secretary of PIM-USA: Senior Vice President
                                                   discretion of Board.                 Legal of Pioneer; and Secretary/Clerk of
                                                                                        most of PIM-USA's subsidiaries since October
                                                                                        2000; Assistant Secretary of all of the
                                                                                        Pioneer Funds since November 2000; Senior
                                                                                        Counsel, Assistant Vice President and
                                                                                        Director of Compliance of PIM-USA from April
                                                                                        1998 through October 2000; Vice President
                                                                                        and Assistant General Counsel, First Union
                                                                                        Corporation from December 1996 through March
                                                                                        1998
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (56)            Treasurer             Since 2000. Serves at the            Vice President-Fund Accounting and Custody
                                                   discretion of Board.                 Services of Pioneer (Manager from September
                                                                                        1996 to February 1999); and Treasurer of all
                                                                                        of the Pioneer Funds (Assistant Treasurer
                                                                                        from June 1999 to November 2000)
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (36)        Assistant Treasurer   Since 2000. Serves at the            Assistant Vice President-Fund Accounting,
                                                   discretion of Board.                 Administration and Custody Services of
                                                                                        Pioneer (Fund Accounting Manager from
                                                                                        1994 to 1999); and Assistant Treasurer of
                                                                                        all of the Pioneer Funds since November 2000
------------------------------------------------------------------------------------------------------------------------------------
John F. Daly III (36)        Assistant Treasurer   Since 2000. Serves at the            Global Custody and Settlement Division
                                                   discretion of Board.                 Manager of PIM-USA; and Assistant Treasurer
                                                                                        of all of the Pioneer Funds since November
                                                                                        2000
------------------------------------------------------------------------------------------------------------------------------------
NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS HELD
Joseph P. Barri (55)             None
--------------------------------------------------------------------------------
Dorothy E. Bourassa (54)         None
--------------------------------------------------------------------------------
Vincent Nave (56)                None
--------------------------------------------------------------------------------
Luis I. Presutti (36)            None
--------------------------------------------------------------------------------
John F. Daly III (36)            None
--------------------------------------------------------------------------------

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PIONEER VARIABLE CONTRACTS TRUST

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BEFORE YOU INVEST OR SEND MONEY.



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